SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: November 30, 2000                Commission file number 1-5805
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                         THE CHASE MANHATTAN CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                                              13-2624428
          --------                                              ----------
(State or other jurisdiction                                 (I.R.S. Employer
      of incorporation)                                     Identification No.)


     270 Park Avenue, New York, NY                                10017
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(Address of principal executive offices)                       (Zip Code)


       (Registrant's telephone number, including area code) (212) 270-6000
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Item 5. Other Events
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      On November 30, 2000, The Chase Manhattan Corporation and J. P. Morgan &
Co. Incorporated announced the Board of Directors of J. P. Morgan Chase & Co., effective upon the consummation of the merger between Chase and J. P. Morgan. Attached as an exhibit is a copy of the press release with respect to the foregoing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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      The following exhibit is filed with this report.

    Exhibit Number                               Description
    --------------                               -----------

        99.1                                     Press Release


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE CHASE MANHATTAN CORPORATION
                                                  (Registrant)


                                               /s/ Dina Dublon
                                       ----------------------------------
Dated: December 1, 2000                           Dina Dublon
                                             Chief Financial Officer